SECURITIES And EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 1999

                           BENTLEY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

      MISSOURI                       0-19503                     43-1325291
(State or other jurisdiction   (Commission File No.)       (IRS Employer ID No.)
 of organization)

      9719 Conway Road                                     63124
      St. Louis, Missouri                               (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (314) 569-1659

      On September 9, 1999 (the "Closing Date") Factual Data Corp. purchased substantially all of the assets of the mortgage credit reporting business of Residential Mortgage Credit Reporting, Inc. ("RMCR"), a subsidiary of Bentley International, Inc. (the "Company"), pursuant to an asset purchase agreement dated as of September 3, 1999 (the "Asset Purchase Agreement").

      RMCR was paid approximately $399,000, for the assets sold. The amounts stated in this paragraph are approximate because they are subject to adjustment as provided in the Asset Purchase Agreement. In addition, Factual Data Corp. agreed, pursuant to a "hold-back" provision, to pay RMCR on a dollar for dollar basis any collections by Factual Data Corp. on receivables of RMCR above approximately $74,000, up to approximately $18,500. The "hold-back" payment is due within 120 days from the Closing Date. The purchase price was paid partly in cash in the amount of approximately $236,500, with the remainder in the form of a $162,500 promissory note (the "Note"). The Note bears interest at the rate of eight percent (8%) per annum, payable in 12 equal quarterly installments of principal and interest, commencing September 30, 1999 and terminating on June 30, 2002.

      The assets sold included all tangible and intangible assets owned by RMCR, including accounts receivable, office and computer equipment, furniture, software, contracts, inventories, customer agreements and lists, trade names, service marks, telephone numbers, goodwill and other intangible assets. In connection with its sale of assets, RMCR entered into a three-year non-compete and confidentiality agreement with Factual Data Corp. (the "Non-Compete Agreement"), which the Company does not believe will adversely affect its business plans, due to a decision to discontinue operations in the mortgage credit reporting industry.

      The consideration received pursuant to the Asset Purchase Agreement was agreed to based on the value of the assets as determined in an arms-length transaction, including consideration of the fact that RMCR was operating at a loss. Management believes that the purchase price was reasonable based on these factors.

      Factual Data Corp. has had no relationship and has no continuing relationship with the Company, or any of its affiliates, directors, officers or associates of such directors and officers, other than as provided for in the Note, or pursuant to the representations and warranties made by the Company and RMCR in the Asset Purchase Agreement, or pursuant to the Non-Compete Agreement.

                   BENTLEY INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------

                         PRO FORMA INFORMATION (UNAUDITED)


The following pro forma consolidated balance sheet of the Company at June 30, 1999 gives effect to the subsequent sale of assets of RMCR (a wholly-owned subsidiary), as if it was effective at June 30, 1999. The statement gives the effect to the sale under the assumptions in the accompanying notes to the pro forma financial statements.

The following pro forma consolidated statement of operations of the Company for the six months ended June 30, 1999 and the year ended December 31, 1998 gives effect to the sale as if the effective date of the sale was January 1, 1999 and January 1, 1998, respectively. The statement gives effect to the sale under the assumptions in the accompanying notes to the pro forma financial statements.

The pro forma adjustments relate to the sale of RMCR. The consideration for the assets of RMCR is: a) $236,500 in cash, and b) a $162,500 promissory note payable in twelve quarterly installments with interest at 8% per annum. The value of the promissory note is at face value. The actual valuation of this asset may differ from this assumption.

The pro forma financial statements may not be indicative of the results that would have actually occurred if the sale had been effective on the dates indicated or the results that may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1998 under Form 10KSB and for the six months ended June 30, 1999 under Form 10QSB.



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



                   BENTLEY INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------

                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                    (UNAUDITED)


                                      Assets

                               As Reported                                   Pro Forma
                                  June 30,          Pro Forma                 June 30,
                                      1999         Adjustments                    1999
                             -----------------------------------------------------------
Current Assets
   Cash and cash equivalents    $ 5,248,194 $      --      $  236,500(2)    $ 5,484,694
   Accounts receivable                6,392        --             --              6,392
   Other current assets             708,733        --             --            708,733
   Net assets from discontinued
     segment                        452,466   (301,466)(1)   (151,000(4)            --
----------------------------------------------------------------------------------------
       Total Current Assets       6,415,785   (301,466)        85,500         6,199,819

Other Assets                         69,800        --        162,500(3)         232,300
----------------------------------------------------------------------------------------

Total Assets                    $ 6,485,585 $ (301,466)   $  248,000        $ 6,432,119
========================================================================================


                       Liabilities And Stockholders' Equity
Current Liabilities
   Accounts payable and accrued
     expenses                   $   208,303 $  (50,000)(1)$       --        $   158,303
----------------------------------------------------------------------------------------

Shareholders' Equity
   Preferred stock, $0.01 par value;
     1,000,000 shares authorized,
     none issued or outstanding         --         --             --              --
   Common stock, $0.18 par value;
     10,000,000 shares authorized,
     3,083,285 shares issued and
     outstanding at June 30, 1999   554,991        --             --            554,991
   Additional paid-in capital     2,656,578        --                         2,656,578
   Retained earnings              3,073,615   (251,466)(1)   248,000(2)(3)(4) 3,070,149
   Treasury stock, at cost           (7,902)       --             --             (7,902)
----------------------------------------------------------------------------------------
       Total Shareholders'
         Equity                   6,277,282   (251,466)      248,000          6,273,816
----------------------------------------------------------------------------------------

         Total Liabilities And
   Shareholders' Equity         $ 6,485,585 $ (301,466)    $ 248,000        $ 6,432,119
========================================================================================

NOTE: The Pro Forma Consolidated Balance Sheet gives effect to the following pro forma adjustments:

(1)Represents the elimination of net assets in connection with the sale of RMCR.
(2)Represents cash proceeds from the sale of RMCR.
(3)Represents a promissory note at face value received as consideration for the sale of RMCR.
(4)Represents an adjustment to net assets of discontinuedoperations based on terms of the Asset Purchase Agreement.

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



                   BENTLEY INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    (UNAUDITED)

                                  As Reported          Pro Forma               Pro Forma
                                 December 31,         Adjustments           December 31,
                                               ------------------------
                                         1998             (1)                       1998
                                ----------------------------------------------------------

Net Sales                          $  215,443   $ (215,443)  $      --      $       --

Cost Of Sales                           52,183     (52,183)         --              --
------------------------------------------------------------------------------------------

Gross Margin                           163,260    (163,260)         --              --

Selling, General And
   Administrative Expenses             790,724    (300,280)         --          490,444
------------------------------------------------------------------------------------------

Loss From Operations                  (627,464)    137,020          --         (490,444)

Interest Income                        136,748          --      32,000 (2)      168,748

Other Income                           177,824          --          --          177,824
------------------------------------------------------------------------------------------

Loss From Continuing Operations       (312,892)    137,020      32,000         (143,872)

Discontinued Operations
   Income from discontinued
     operations                      1,121,688         --          --         1,121,688
   Gain on sale of discontinued
     segment (net of income taxes
     of $63,884)                     3,075,481         --     (508,605)(3)    2,566,876
-----------------------------------------------------------------------------------------

Net Income                         $ 3,884,277  $  137,020 $ (476,605)      $ 3,544,692
=========================================================================================

Earnings (Loss) Per Common
   Share - Basic
     Continuing operations         $     (0.11)                             $     (0.05)
     Discontinued operations              1.46                                     1.28
----------------------------------------------------------------------------------------

                                   $      1.35                              $      1.23
========================================================================================

Earnings (Loss) Per Common
   Share - Assuming Dilution
     Continuing operations         $     (0.11)                             $     (0.05)
     Discontinued operations              1.44                                     1.27
----------------------------------------------------------------------------------------

                                   $      1.33                              $      1.22
========================================================================================


NOTE: The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 gives effect to the following pro forma adjustments:

(1)Represents the adjustments necessary to reflect the sale of RMCR as of January 1, 1998 by eliminating RMCR's results of operations.
(2)Represents interest earned on cash proceeds and note received in consideration for the sale of RMCR.
(3)Represents the loss on sale of the discontinued segment.

------------------------------------------------------------------------------

                   BENTLEY INTERNATIONAL, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    (UNAUDITED)


                                   As Reported             Pro Forma           Pro Forma
                                      June 30,            Adjustments           June 30,
                                                     ------------------------
                                       1999 (1)                                     1999
                                  -------------------------------------------------------

Net Sales                              $        --             $      --      $     --

Cost Of Sales                                   --                    --            --
-----------------------------------------------------------------------------------------

Gross Margin                                    --                    --            --

Selling, General And
    Administrative Expenses                 210,857                   --        210,857
-----------------------------------------------------------------------------------------

Loss From Operations                       (210,857)                  --       (210,857)

Interest Income                             130,488               16,000(2)     146,488

Other Income                                108,947                   --        108,947
-----------------------------------------------------------------------------------------

Gain From Continuing Operations              28,578               16,000         44,578

Discontinued Operations
   Loss from discontinued operations       (123,170)                  --       (123,170)
   Loss on sale of discontinued segment    (307,605)            (201,000)(3)   (508,605)
-----------------------------------------------------------------------------------------

Net Loss                               $   (402,197)           $(185,000)     $(587,197)
=========================================================================================

Earnings (Loss) Per Common
   Share - Basic
     Continuing operations             $       0.01                           $    0.02
     Discontinued operations                  (0.14)                              (0.20)
-----------------------------------------------------------------------------------------

                                       $      (0.13)                          $   (0.18)
=========================================================================================

Earnings (Loss) Per Common
   Share - Assuming Dilution
     Continuing operations             $       0.01                           $    0.02
     Discontinued operations                  (0.14)                              (0.20)
-----------------------------------------------------------------------------------------

                                       $      (0.13)                          $   (0.18)
=========================================================================================


NOTE: The Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 1999 gives effect to the following pro forma adjustments:

(1)The  previously   reported   Statement  of  Operations   included   necessary
   adjustments to reflect the sale of RMCR as of January 1, 1999 by eliminating RMCR's results of operations.
(2)Represents interest earned on cash proceeds and note received in consideration for the sale of RMCR.
(3)Represents the adjustment to the loss on sale of the discontinued segment based on terms of the Asset Purchase Agreement.





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



Exhibits

Exhibit No. Description

2 Asset Purchase Agreement by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc., dated as of September 3, 1999.

10.1 Ratification dated as of September 9, 1999 by Residential Mortgage Credit Reporting, Inc. and Bentley International, Inc. with reference to the Asset Purchase Agreement by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc. attached hereto as Exhibit 2.

10.2 Promissory Note made by Factual Data Corp. in favor of Residential Mortgage Credit Reporting, Inc. dated as of September 8, 1999.

10.3 Security Agreement by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc., dated as of September 3, 1999.

10.4 Non-Compete and Confidentiality Agreement by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc., dated as of September 3, 1999.

10.5 Bill of Sale by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc., dated as of September 3, 1999.

10.6 Assignment of Lease by and between Factual Data Corp. and Residential Mortgage Credit Reporting, Inc., dated as of August 24, 1999.

Note: This Form 8-K contains  certain  forward  looking  statements  of the type described in the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Payment under the Note and the hold-back provision could be delayed, not made in full or not made at all and is not under management's control. Economic conditions, service demand, competitive pricing and other factors could cause materially different results from those planned by management.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 23, 1999

                                          BENTLEY INTERNATIONAL, INC.

                                    By    /s/ Lloyd R. Abrams
                                          Lloyd R. Abrams, President and
                                          Chief Executive Officer